INVESCO FUNDS

TRANSAMERICA LIFE COMPANIES
401 N. TRYON STREET, SUITE 700
CHARLOTTE, NC 28202

INSTRUCTION FORM TO TRANSAMERICA IN CONNECTION WITH THE PROXY SOLICITED BY INVESCO VARIABLE INVESTMENT FUNDS, INC.

This instruction form is being solicited by Transamerica Occidental Life Insurance Company, or Transamerica Life Insurance Company of New York ("Transamerica"), as a shareholder of INVESCO VIF High Yield Fund. The undersigned Contract Owner instructs Transamerica to vote in the manner indicated below, all shares of INVESCO VIF High Yield Fund associated with the Contract Owner's Account Value in the corresponding Sub-Account of Separate VA-5L (or VA-5LNY for Transamerica Life Insurance Company of New York) at the Special Meeting of Shareholders on May 20, 1999, and all adjournments thereof, and in its sole discretion on such other matters as may properly come before the meeting.

Please sign exactly as name appears hereon and return by May 14, 1999.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INVESCO VIF HIGH YIELD FUND

Vote On Directors

2. Election of the Company's Board of Directors: (1) Charles W. Brady; (2) Fred A. Deering; (3) Mark H. Williamson; (4) Dr. Victor L. Andrews; (5) Bob R. Baker; (6) Lawrence H. Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King; (9) John W. McIntyre; and (10) Dr. Larry Soll.

For All                    Withhold All              For All Except
-----                      ----------                ---------

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below
-----------------


Vote On Proposals

1.        Approval of changes to the fundamental investment restrictions;

_____ To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE BOX AT left and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and internet voting are available.



For All                    Against All                Abstain All

-----                      ----------                ---------


3. Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's Independent Public Accountants.

For                        Against                   Abstain

-----                      ----------                ---------


----------------------------------------         -------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date         Signature (Joint Owners)  Date

INVESCO FUNDS

TRANSAMERICA LIFE COMPANIES
401 N. TRYON STREET, SUITE 700
CHARLOTTE, NC 28202

INSTRUCTION FORM TO TRANSAMERICA IN CONNECTION WITH THE PROXY SOLICITED BY INVESCO VARIABLE INVESTMENT FUNDS, INC.

This instruction form is being solicited by Transamerica Occidental Life Insurance Company, or Transamerica Life Insurance Company of New York ("Transamerica"), as a shareholder of INVESCO VIF Industrial Income Fund. The undersigned Contract Owner instructs Transamerica to vote in the manner indicated below, all shares of INVESCO VIF Industrial Income Fund associated with the Contract Owner's Account Value in the corresponding Sub-Account of Separate VA-5L (or VA-5LNY for Transamerica Life Insurance Company of New York) at the Special Meeting of Shareholders on May 20, 1999, and all adjournments thereof, and in its sole discretion on such other matters as may properly come before the meeting.

Please sign exactly as name appears hereon and return by May 14, 1999.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INVESCO VIF INDUSTRIAL INCOME FUND

Vote On Directors

2. Election of the Company's Board of Directors: (1) Charles W. Brady; (2) Fred A. Deering; (3) Mark H. Williamson; (4) Dr. Victor L. Andrews; (5) Bob R. Baker; (6) Lawrence H. Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King; (9) John W. McIntyre; and (10) Dr. Larry Soll.

For All                    Withhold All              For All Except
-----                      ----------                ---------

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below
-----------------


Vote On Proposals

1.    Approval of changes to the fundamental investment restrictions;

_____ To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE BOX AT left and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and internet voting are available.



For All                    Against All                Abstain All

-----                      ----------                ---------


3. Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's Independent Public Accountants.

For                        Against                   Abstain

-----                      ----------                ---------


----------------------------------------        -------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners)   Date

INVESCO FUNDS

TRANSAMERICA LIFE COMPANIES
401 N. TRYON STREET, SUITE 700
CHARLOTTE, NC 28202

INSTRUCTION FORM TO TRANSAMERICA IN CONNECTION WITH THE PROXY SOLICITED BY INVESCO VARIABLE INVESTMENT FUNDS, INC.

This instruction form is being solicited by Transamerica Occidental Life Insurance Company, or Transamerica Life Insurance Company of New York ("Transamerica"), as a shareholder of INVESCO VIF Total Return Fund. The undersigned Contract Owner instructs Transamerica to vote in the manner indicated below, all shares of INVESCO VIF Total Return Fund associated with the Contract Owner's Account Value in the corresponding Sub-Account of Separate VA-5L (or VA-5LNY for Transamerica Life Insurance Company of New York) at the Special Meeting of Shareholders on May 20, 1999, and all adjournments thereof, and in its sole discretion on such other matters as may properly come before the meeting.

Please sign exactly as name appears hereon and return by May 14, 1999.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INVESCO VIF TOTAL RETURN FUND

Vote On Directors

2. Election of the Company's Board of Directors: (1) Charles W. Brady; (2) Fred A. Deering; (3) Mark H. Williamson; (4) Dr. Victor L. Andrews; (5) Bob
     R. Baker; (6) Lawrence H. Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T. King; (9) John W. McIntyre; and (10) Dr. Larry Soll.

For All                    Withhold All              For All Except
-----                      ----------                ---------

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below
-----------------


Vote On Proposals

1.    Approval of changes to the fundamental investment restrictions;

_____ To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN "X" IN THE BOX AT left and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and internet voting are available.



For All                    Against All                Abstain All

-----                      ----------                ---------


3. Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's Independent Public Accountants.

For                        Against                   Abstain

-----                      ----------                ---------


----------------------------------------       -------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date       Signature (Joint Owners)   Date